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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          November 30, 2000
                            Date of Report
                  (Date of Earliest Event Reported)

                    CYBERTEL COMMUNICATIONS CORP.
       (Exact Name of Registrant as Specified in its Charter)

      Nevada                 0-26913             86-0862532
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     4320 La Jolla Village Drive, #205
                       San Diego, California 92122
                 (Address of Principal Executive Offices)

                              (858) 646-7410
                       Registrant's Telephone Number

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Item 5.  Other Items.

         The Company has decided to postpone the Annual Meeting reported in a Preliminary Proxy Statement filed with the Securities and Exchange Commission on November 29, 2000, until May 2001; a new Preliminary Proxy Statement will be filed when an exact date for the Annual Meeting is determined.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CYBERTEL COMMUNICATIONS CORP.



Date: Dec. 4, 2000              By:/s/Richard D. Mangiarelli
     -------------                 -------------------------------------
                                    Richard D. Mangiarelli
                                    CEO, President and Director